Exhibit 10.2

Grant Agreement - Restricted Stock Unit

Radiant Systems, Inc. ID:11-2749765 3925 Brookside Parkway Alpharetta, GA 30022

Name Address City State Zip	Option Number: Plan: ID:	0000xxxx RSU 2005 xxxxx

Effective xx/xx/xxxx (“Grant Date”), you have been granted a Restricted Stock Award of xxxx units of Radiant Systems, Inc. common stock valued at $xxxxx. This Restricted Stock is granted under the Radiant Systems, Inc. 2005 Long-Term Incentive Plan (as amended, the “Plan”).

Shares will become fully vested on the date shown.

Shares	Full Vest
xxxx	xx/xx/xxxx

Your Restricted Stock Units are subject to the limitations and other conditions set forth in the Plan, including but not limited to:

•

Restricted Stock Units are subject to a restriction period in which shares cannot be sold or transferred prior to vesting. During the restriction period, units are held in custody of an escrow account.

•

When your units vest, you will realize compensation based on the fair market value of the shares on that day (if vesting falls on a weekend, the previous Friday). This is treated as ordinary income, which will be reported to payroll for income tax purposes. For expatriates and employees outside the US, your awards will be subject to tax withholding and/or reporting where applicable.

•	If for any reason your employment terminates before your shares have vested, your award is canceled and you will not be entitled to any unvested shares.

This Restricted Stock is granted under and governed by the terms and conditions of the Plan and the related Prospectus, copies of which are available on Sharepoint under the Restricted Stock portal at “Plan Documents,” and the terms and conditions of which are made a part of this agreement. Any capitalized terms used herein that are not defined herein shall refer to the term as defined in the Plan.

Radiant Systems, Inc. (Keith Hicks, EVP-Human Resources)	Date

Employee Name	Date

Grant Agreement - Restricted Stock Award

Radiant Systems, Inc. ID:11-2749765 3925 Brookside Parkway Alpharetta, GA 30022

Employee Name Employee Address Employee Address	Option Number: Plan: ID:	0000xxxx RSA 2005 xxxxx

Effective XX/XX/XXXX (“Grant Date”), you have been granted a Restricted Stock Award of XXXX units of Radiant Systems, Inc. common stock valued at $X.XX. This Restricted Stock is granted under the Radiant Systems, Inc. 2005 Long-Term Incentive Plan (as amended, the “Plan”).

Shares will become fully vested on the date shown.

Shares	Full Vest
total shares	3rd anniv of grant

Your Restricted Stock Award is subject to the limitations and other conditions set forth in the Plan, including but not limited to:

•

Restricted Stock shares are subject to a restriction period in which shares cannot be sold or transferred prior to vesting. During the restriction period, units are held in custody of an escrow account.

•

When your shares vest, you will realize compensation based on the fair market value of the shares on that day (if vesting falls on a weekend, the previous Friday). This is treated as ordinary income, which will be reported to payroll for income tax purposes. For expatriates and employees outside the US, your awards will be subject to tax withholding and/or reporting where applicable.

•

U.S. Restricted Stock recipients can file an 83(b) election if they wish to pay tax on income equal to the full market value of the stock upon grant. Elections must be made within 30 days of the grant date. For more information see 83(b) Information and Election Process under the Restricted Stock portal on Sharepoint.

•	If for any reason your employment terminates before your shares have vested, your award is canceled and you will not be entitled to any unvested shares.

This Restricted Stock is granted under and governed by the terms and conditions of the Plan and the related Prospectus, copies of which are available on Sharepoint under the Restricted Stock portal at “Plan Documents,” and the terms and conditions of which are made a part of this agreement. Any capitalized terms used herein that are not defined herein shall refer to the term as defined in the Plan.

Radiant Systems, Inc. (Keith Hicks, EVP-Human Resources)	Date

Employee Name	Date